SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  December 30,1996
                                                         ----------------




                           REDWOOD FINANCIAL, INC.
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            (Exact name of Registrant as specified in its Charter)




         Minnesota                        0-25884                41-1807233
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(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
      of incorporation)                                      Identification No.)


301 S. Washington Street, P.O. Box 317, Redwood Falls, Minnesota        56283
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:             (507) 637-8730
                                                                ---------------



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)

Item 5.  Other Events
---------------------

      The Registrant issued a press release on December 30, 1996, announcing that the letter of intent ("Letter") with Olivia Bancorporation, Inc. ("Olivia") and American State Bank of Olivia (the "Bank") dated November 1, 1996 and executed November 4, 1996 for the acquisition of Olivia and the Bank by the Registrant terminated.

      Consummation of the proposed acquisition was subject to several conditions, including the completion of satisfactory due diligence by the Registrant. Upon completion of due diligence, the Registrant decided that it could not offer the consideration disclosed in the Letter. After further negotiations, the parties could not reach agreement on a revised price for the proposed acquisition.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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      (c)   Exhibits:

            Exhibit 99 - Press Release dated December 30, 1996

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          REDWOOD FINANCIAL, INC.



Date:  December 30, 1996            By:   /s/ Paul W. Pryor
                                          -----------------
                                          Paul W. Pryor
                                          President